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                                                                    EXHIBIT 23.2



               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS



We consent to the reference to our firm under the caption "Experts" and to the use of our report dated June 22, 2001 on the financial statements of Confer Software, Inc., included in Amendment 1 to the Registration Statement (Form S-1) and related Prospectus of XCare.net, Inc. dated August 7, 2001.



                                           /s/ Ernst & Young LLP

Denver, Colorado

August 3, 2001